Guggenheim Funds Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850

Supplement Dated May 22, 2015
to the currently effective Summary Prospectuses and Statutory Prospectuses (together, the “Prospectuses”) and Statement of Additional Information (the “SAI”), as supplemented from time to time, for Guggenheim Enhanced World Equity Fund (the “Fund”)

This supplement provides updated information beyond that contained in the Prospectuses and SAI for the Fund and should be read in conjunction with the Prospectuses and SAI.
On May 20, 2014, the Board of Trustees (the “Board”) of Guggenheim Funds Trust (the “Trust”) approved the closing and subsequent liquidation of the Fund pursuant to the terms of a Plan of Liquidation. Accordingly, the Fund is expected to cease operations, liquidate its assets, and, after paying or making provision to pay its obligations and charges, distribute the liquidation proceeds to shareholders of record on or about June 26, 2015 (the “Liquidation Date”). The Liquidation Date may be changed without notice by the Trust’s officers.
The Fund will be closed to shareholders on or about May 29, 2015. During the period between May 29, 2015 and the Liquidation Date, the Fund will engage in business and activities for the purposes of winding down its business and affairs and making a distribution of its assets to shareholders. The planned liquidation of the Fund may cause the Fund to increase its cash holdings and deviate from its investment objective, investment strategies, and investment policies as stated in the Fund’s Prospectuses and SAI.
If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will automatically redeem the shareholder’s Fund shares and distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal to the net asset value of the shareholder’s Fund shares as of the close of business on the Liquidation Date. This amount includes any accrued capital gains and dividends. Shareholders remaining in the Fund on the Liquidation Date will not be charged any transaction fees by the Fund. The liquidating cash distribution to shareholders will be treated as payment in redemption and cancellation of their shares. Although the liquidation is not expected to be a taxable event for the Fund, the automatic redemption of your shares on the Liquidation Date may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.
Any time prior to the Liquidation Date, Fund shareholders may redeem (sell) or exchange their shares in the manner described in the Statutory Prospectus under “Selling Fund Shares” and “Exchanging Fund Shares,” respectively. Effective immediately, any applicable contingent deferred sales charge will be waived for shareholders. Shareholders remaining in the Fund on the Liquidation Date may bear increased transaction costs incurred in connection with the disposition of the Fund’s portfolio holdings. Other costs relating to the liquidation will be borne by the Fund’s investment manager and its affiliates, and not the Fund.
Shareholders who opened their accounts directly with Rydex Fund Services, LLC, the Fund’s transfer agent, may contact Rydex Fund Services, LLC at 800.820.0888 prior to the Liquidation Date to request that their liquidating cash distribution be reinvested in another Guggenheim fund upon the liquidation of the Fund. Shareholders who opened their accounts through a broker or other financial intermediary should contact that financial intermediary to assist with the reinvestment of their liquidating cash distribution.

Important Information for Retirement Plan Investors: Retirement plan investors should consult their tax advisers regarding the consequences of the receipt of a liquidating cash distribution or a redemption of Fund shares prior to the liquidation of the Fund. Upon the receipt of a distribution from the Fund, whether in the form of a redemption or liquidating cash distribution, retirement plan investors may have a limited time within which to reinvest the distribution proceeds to avoid adverse tax consequences.
Shareholders may contact Guggenheim Investments Client Services at 800.820.0888 with any questions regarding the liquidation of the Fund.
Effective on the Liquidation Date, all references to the Fund in the Prospectuses and SAI are hereby deleted.

Investors should retain this supplement for future reference.

EME-COMBO-SUP3-0515x0116